EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
25-May-05                                                             31-May-05

Distribution Date:         BMW Vehicle Owner Trust 2002-A              Period #
27-Jun-05                  ------------------------------                    37

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Balances
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                                                                                       Initial            Period End
      Receivables                                                               $1,401,763,032          $162,242,824
      Reserve Account                                                              $14,017,630           $10,513,223
      Yield Supplement Overcollateralization                                        $6,397,885              $761,625
      Class A-1 Notes                                                             $311,000,000                    $0
      Class A-2 Notes                                                             $358,426,000                    $0
      Class A-3 Notes                                                             $446,779,000                    $0
      Class A-4 Notes                                                             $251,253,000          $133,574,052
      Class B Notes                                                                $27,907,000           $27,907,000

Current Collection Period
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      Beginning Receivables Outstanding                                           $177,939,654
      Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                  Receipts of Scheduled Principal                                  $10,585,114
                  Receipts of Pre-Paid Principal                                    $4,930,561
                  Liquidation Proceeds                                                 $92,334
                  Principal Balance Allocable to Gross Charge-offs                     $88,821
            Total Receipts of Principal                                            $15,696,830

            Interest Distribution Amount
                  Receipts of Interest                                                $916,068
                  Servicer Advances                                                     $2,811
                  Reimbursement of Previous Servicer Advances                               $0
                  Accrued Interest on Purchased Receivables                                 $0
                  Recoveries                                                           $17,494
                  Net Investment Earnings                                              $24,665
            Total Receipts of Interest                                                $961,037

            Release from Reserve Account                                                    $0

      Total Distribution Amount                                                    $16,569,047

      Ending Receivables Outstanding                                              $162,242,824

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                       $1,985,525
      Current Period Servicer Advance                                                   $2,811
      Current Reimbursement of Previous Servicer Advance                                    $0
      Ending Period Unreimbursed Previous Servicer Advances                         $1,988,336

Collection Account
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      Deposits to Collection Account                                               $16,569,047
      Withdrawals from Collection Account
            Servicing Fees                                                            $148,283
            Class A Noteholder Interest Distribution                                  $554,495
            First Priority Principal Distribution                                           $0
            Class B Noteholder Interest Distribution                                  $112,791
            Regular Principal Distribution                                         $15,617,456
            Reserve Account Deposit                                                         $0
            Unpaid Trustee Fees                                                             $0
            Excess Funds Released to Depositor                                        $136,022
      Total Distributions from Collection Account                                  $16,569,047


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Excess Funds Released to the Depositor
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            Release from Reserve Account                                          $0
            Release from Collection Account                                 $136,022
      Total Excess Funds Released to the Depositor                          $136,022

Note Distribution Account
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      Amount Deposited from the Collection Account                       $16,284,742
      Amount Deposited from the Reserve Account                                   $0
      Amount Paid to Noteholders                                         $16,284,742

Distributions
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      Monthly Principal Distributable Amount                         Current Payment     Ending Balance    Per $1,000        Factor
      Class A-1 Notes                                                             $0                 $0         $0.00         0.00%
      Class A-2 Notes                                                             $0                 $0         $0.00         0.00%
      Class A-3 Notes                                                             $0                 $0         $0.00         0.00%
      Class A-4 Notes                                                    $15,617,456       $133,574,052        $62.16        53.16%
      Class B Notes                                                               $0        $27,907,000         $0.00       100.00%

      Interest Distributable Amount                                  Current Payment         Per $1,000
      Class A-1 Notes                                                             $0              $0.00
      Class A-2 Notes                                                             $0              $0.00
      Class A-3 Notes                                                             $0              $0.00
      Class A-4 Notes                                                       $554,495              $2.21
      Class B Notes                                                         $112,791              $4.04



Carryover Shortfalls
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                                                                            Prior
                                                                       Period Carryover    Current Payment    Per $1,000
      Class A-1 Interest Carryover Shortfall                                      $0                 $0            $0
      Class A-2 Interest Carryover Shortfall                                      $0                 $0            $0
      Class A-3 Interest Carryover Shortfall                                      $0                 $0            $0
      Class A-4 Interest Carryover Shortfall                                      $0                 $0            $0
      Class B Interest Carryover Shortfall                                        $0                 $0            $0


Receivables Data
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                                                                    Beginning Period      Ending Period
      Number of Contracts                                                     19,733             18,923
      Weighted Average Remaining Term                                          18.77              17.87
      Weighted Average Annual Percentage Rate                                  6.32%              6.31%

      Delinquencies Aging Profile End of Period                        Dollar Amount         Percentage
            Current                                                     $142,489,623             87.82%
            1-29 days                                                    $15,723,457              9.69%
            30-59 days                                                    $3,001,708              1.85%
            60-89 days                                                      $557,313              0.34%
            90-119 days                                                     $155,079              0.10%
            120+ days                                                       $315,644              0.19%
            Total                                                       $162,242,824            100.00%
            Delinquent Receivables +30 days past due                      $4,029,744              2.48%


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      Write-offs
            Gross Principal Write-Offs for Current Period                    $88,821
            Recoveries for Current Period                                    $17,494
            Net Write-Offs for Current Period                                $71,327

            Cumulative Realized Losses                                    $7,453,866


      Repossessions                                                    Dollar Amount              Units
            Beginning Period Repossessed Receivables Balance                $376,059                 30
            Ending Period Repossessed Receivables Balance                   $404,234                 30
            Principal Balance of 90+ Day Repossessed Vehicles                $58,954                  4



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                      $840,999
      Beginning Period Amount                                               $840,999
      Ending Period Required Amount                                         $761,625
      Current Period Release                                                 $79,374
      Ending Period Amount                                                  $761,625
      Next Distribution Date Required Amount                                $686,459

Reserve Account
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      Beginning Period Required Amount                                   $10,513,223
      Beginning Period Amount                                            $10,513,223
      Net Investment Earnings                                                $24,665
      Current Period Deposit                                                      $0
      Current Period Release to Collection Account                                $0
      Current Period Release to Depositor                                         $0
      Ending Period Required Amount                                      $10,513,223
      Ending Period Amount                                               $10,513,223

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